Exhibit 99.3

     --------------------------------------
        Excludes SFAS 133 Effect,
             & Unusual Items
     --------------------------------------

                               Ford Motor Company

                      AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                      ----------------------------------------------
                             2002 Compared With 2001


     --------------------------------
      GEOGRAPHIC DATA                                     1st Quarter
     --------------------------------     --------------------------------------------
                                                                          02 B/(W)
                                              2002           2001          Than 01
                                          -------------- -------------- --------------
     PBT (Mils.)
     -----------

     U.S.                                        ($568)           $825       ($1,393)
     Canada/Mexico                                 (29)            278          (307)
                                          -------------- -------------- --------------
       North America                             ($597)         $1,103       ($1,700)

     Europe                                         177            138             39
     South America                                 (79)           (81)              2
     Rest of World                                   97           (31)            128
                                          -------------- -------------- --------------
         Worldwide                               ($402)         $1,129       ($1,531)
                                          ============== ============== ==============

     Net Income (Mils.)
     -----------------

     U.S.                                        ($409)           $580         ($989)
     Canada/Mexico                                 (21)            174          (195)
                                          -------------- -------------- --------------
       North America                             ($430)           $754       ($1,184)

     Europe                                         117             88             29
     South America                                 (51)           (53)              2
     Rest of World                                   54           (41)             95
                                          -------------- -------------- --------------
         Worldwide                               ($310)           $748       ($1,058)
                                          ============== ============== ==============

     Sales (Mils.)
     -------------

     U.S.                                       $21,159        $22,099         ($940)
     Canada/Mexico                                1,983          1,558            425
                                          -------------- -------------- --------------
       North America                            $23,142        $23,657         ($515)

     Europe                                       7,164          8,684        (1,520)
     South America                                  412            610          (198)
     Rest of World                                1,603          1,699           (96)
                                          -------------- -------------- --------------
         Worldwide                              $32,321        $34,650       ($2,329)
                                          ============== ============== ==============


     --------------------------------
      COST OF SALES                                       1st Quarter
     --------------------------------     --------------------------------------------
                                                                          02 B/(W)
                                              2002           2001          Than 01
                                          -------------- -------------- --------------
                                             (Mils)         (Mils)         (Mils)

     Total Costs and Expenses                   $32,412        $33,231           $819
        Less:  Depreciation                         590            675             85
               Amortization                         572            726            154
               Selling and Admin.                 2,282          2,461            179
               Postretirement Exp.*                 488            377          (111)
                                          -------------- -------------- --------------

        Net Cost of Sales                       $28,480        $28,992           $512
                                          ============== ============== ==============

        Memo: Gross Margin                        11.9%          16.3%           -4.4pts
     - - - - -
     * Now includes Benefit Expenses from Total Pension, Retiree Health Care, and Retiree Life Insurance
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